Financial instruments and financial risk management	12 Months Ended
Dec. 31, 2020
Disclosure Of Financial Instruments [Abstract]
Financial instruments and financial risk management
32.	Financial instruments and financial risk management

a)Fair value

As at December 31, 2020 and 2019, the fair value of financial liabilities for which fair value disclosure is required was the royalty payment obligation, the licence acquisition payment obligations and the long-term debt. The fair value of those liabilities approximated the carrying amount of such instruments.

The fair value of financial liabilities at December 31, 2020 was calculated using a discounted cash flow model and the market interest rates specific to the term of the debt instruments ranging from 8.24% to 15.05% (8.83% to 15.05% at December 31, 2019).

Fair value hierarchy

Financial instruments recorded at fair value on the consolidated statements of financial position are classified using a fair value hierarchy that reflects the significance of the inputs used in making the measurements. The fair value hierarchy has the following levels:

Level 1 – valuation based on quoted prices observed in active markets for identical assets or liabilities.

Level 2 – valuation techniques based on inputs that are quoted prices of similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; inputs other than quoted prices used in a valuation model that are observable for that instrument; and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 – valuation techniques with significant unobservable market inputs.

A financial instrument is classified to the lowest level of the hierarchy for which a significant input has been considered in measuring fair value.

Cash, cash equivalents, and restricted cash are considered to be level 1 fair value measurements.

The long-term receivables, royalty payment obligation, license acquisition payment obligations, and long-term debt are level 2 measurements.

The investment in convertible debt of Prothera and the warrant liability are considered to be a level 3 measurements. Further discussion regarding assumptions used in determining their fair values are discussed in notes 3, 15 and 25 respectively.

b)Financial risk management

The Company has exposure to credit risk, liquidity risk and market risk. The Company’s Board of Directors has the overall responsibility for the oversight of these risks and reviews the Company’s policies on an ongoing basis to ensure that these risks are appropriately managed.

Credit risk:

Credit risk is the risk of financial loss to the Company if a customer, partner or counterparty to a financial instrument fails to meet its contractual obligations, and arises principally from the Company’s cash and receivables. The carrying amount of the financial assets represents the maximum credit exposure.

The Company mitigates credit risk through its reviews of new customer’s credit history before extending credit and conducts regular reviews of its existing customers’ credit performance. We evaluate at each reporting period, the lifetime expected credit losses on our accounts receivable balances based on the age of the receivable, credit history of the customers and past collection experience.

Following the sale of its bioseparations business, the Company has limited product sales from its plasma-derived therapeutics segment and as such the Company’s exposure to customer credit risk is limited.

Liquidity risk:

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages its liquidity risk by continuously monitoring forecasts and actual cash flows. The Company’s current liquidity situation is discussed in note 1.

The following table presents the contractual maturities of the financial liabilities as of December 31, 2020:

		Contractual Cash flows
	Carrying amount	Less than 1 year	1-3 years	3 - 5 years	More than 5 years	Total
Accounts payable and accrued liabilities 1)	$16,835	$16,835	$—	$—	$—	$16,835
Long-term portion of royalty payment obligations	107	—	51	51	229	331
Lease liabilities	33,452	7,434	13,957	13,328	30,725	65,444
Long-term portion of other employee benefit liabilities	206	—	206	—	—	206
Long-term debt 2)	40,532	3,945	10,649	40,353	—	54,947
	$91,132	$28,214	$24,863	$53,732	$30,954	$137,763

1) Short term portions of the royalty payment obligations and of other employee benefit liabilities are included in the account payable and accrued liabilities.

2) Under the terms of the consolidated loan agreement (note 16), SALP may decide to cancel a portion of the principal value of the loans as payment upon the exercise of their 168,735 warrants #10 and 3,947,367 November 2020 warrants. The maximum repayment due on the loans have been included in the above table.

Market risk:

Market risk is the risk that changes in market prices, such as interest rates and foreign exchange rates, will affect the Company’s income or the value of its financial instruments.

i)Interest risk

The Company’s interest-bearing financial liabilities have fixed rates and as such, there is limited exposure to changes in interest payments as a result of interest rate risk.

ii)Foreign exchange risk:

The Company is exposed to the financial risk related to the fluctuation of foreign exchange rates. The Company has had operations in the U.S. and the U.K. during the past years and therefore a portion of its expenses incurred are in U.S. dollars and in pounds sterling (£). The majority of the Company’s revenues that are part of its continuing operations have been in U.S. dollars which serve to mitigate a portion of the U.S. foreign exchange risk relating to the expenditures. Financial instruments that have exposed the Company to foreign exchange risk have been cash and cash equivalents receivables, trade and other payables, lease liabilities, licence payment obligations and the amounts drawn on the US$ credit facility. The Company manages foreign exchange risk by holding foreign currencies it received to support forecasted cash outflows in foreign currencies.

As at December 31, 2020 and 2019, the Company’s net exposure to currency risk through assets and liabilities denominated respectively in US$ and £ was as follows:

	2020		2019
	Amount	Equivalent in	Amount	Equivalent in
Exposure in US$	in U.S. dollar	full CDN dollar	in U.S. dollar	full CDN dollar
Cash and cash equivalents	17,281,338	22,018,153	26,032,017	33,883,273
Accounts receivable	886,211	1,129,121	159,604	207,741
Other long-term assets	45,428	57,880	45,428	59,129
Accounts payable and accrued liabilities	(6,023,877)	(7,675,022)	(7,209,564)	(9,383,969)
Lease liabilities	(10,918,525)	(13,911,293)	(22,426,384)	(29,140,152)
Other long-term liabilities	(162,000)	(206,404)	—	—
Net exposure	1,108,575	1,412,435	(3,398,899)	(4,373,978)

	2020		2019
	Amount	Equivalent in	Amount	Equivalent in
Exposure in £	in £	full CDN dollar	in £	full CDN dollar
Cash and cash equivalents	4,619,225	8,032,832	279,840	480,233
Accounts receivable	230,588	400,993	713,078	1,223,713
Income tax receivable	—	—	5,369,467	9,214,542
Accounts payable and accrued liabilities	(983,697)	(1,710,649)	(971,763)	(1,667,642)
Lease liabilities	(271,623)	(472,352)	(350,783)	(601,979)
Net exposure	3,594,493	6,250,824	5,039,839	8,648,867

Based on the above net exposures as at December 31, 2020, and assuming that all other variables remain constant, a 10% depreciation or appreciation of the CA$ against the US$ would result in a decrease or an increase of the consolidated net loss of approximately $141 while a 10% depreciation or appreciation of the CA$ against the £ would result in a decrease or an increase of the total comprehensive loss of approximately $625. The Company has not hedged its exposure to currency fluctuations.